Exhibit 99.2

March 2023

1 Forward - looking Statements Except for historical information, all the statements, expectations and assumptions contained in this presentation are forwar d - l ooking statements. Forward - looking statements include, but are not limited to, statements that express our intentions, beliefs, expecta tions, strategies, predictions or any other statements relating to our future activities or other future events or conditions, inclu din g estimated market opportunities for our product candidates and platform technology. These statements are based on current expectations, est imates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of fut ure performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and re sul ts may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward - looking statements due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: risks of our clinic al trials, including, but not limited to, the costs, design, initiation and enrollment, timing, progress and results of such trials; the ti ming of, and our ability to submit applications for, obtaining and maintaining regulatory approvals for our product candidates; the potential adv antages of our product candidates and platform technology; the rate and degree of market acceptance and clinical utility of our product can didates; our estimates regarding the potential market opportunity for our product candidates; reliance on third parties to develop and commercialize our product candidates; the ability of us and our partners to timely develop, implement and maintain manufactur ing , commercialization and marketing capabilities and strategies for our product candidates; intellectual property risks; changes in legal, regulatory, legislative and geopolitical environments in the markets in which we operate and the impact of these changes on o ur ability to obtain regulatory approval for our products; and our competitive position. Any forward - looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Eyenovia does not undertake any obligation to update any forward - looking statements.

2 • Horizontal delivery • Precision dose • Digital compliance capabilities Eyenovia at a Glance Eyenovia (NASDAQ | EYEN) is a US Based Medical Device and Ocular Therapeutics Company Optejet ® with microdose array print technology • Patented digital device platform technology • Exciting and diverse product pipeline • Multi - faceted business model that combines partnerships, licensing agreements, internal product development and sales

Today's Eyedropper Bottle

Designed for Manufacturing Ease, Not Patient Ease

Over the past 125 years, changes in eyedropper design have done little to improve the usability of topical ophthalmic medications



1800's
Glass Pipette



1900's
Glass Pipette with Bulb and Separate Vial



Today
Integrated Bottle with Dropper Tip

In a recent survey conducted by J. Reckner and Associates, consumers reported that **taking eye drops was among the most difficult ways to self-administer medication**[1]

1. Survey conducted in January 2023 with 100 people (19 - 65+ Age Range, Mean Age = 51YO) who regularly take eye drop medications respondents were asked to ranked common drug forms from easiest to administer, to most difficult to administer on a 0-10 scale (0 meaning no difficulty, 10 meaning extremely difficult). Of the 11 medication types the respondents were asked to ranked, Eye drops ranked third most difficult behind suppositories and eye ointments. The Topical Ointments were ranked the easiest to administer with an average score of 1.11, and suppositories ranked the most difficult with a score of 6.38. Comparatively, Eye Drops received an average score of 4.63

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Introducing the Optejet ® Optejet is a drug - device combination product manufactured with a sterile - filled, replaceable drug cartridge 4 Optejet ® with replaceable drug cartridge Spray nozzle with 109 laser - drilled ports Shutter Activation button Ergonomic design Proprietary, pre - filled drug cartridge manufactured by Eyenovia

5 Ergonomic Design to Improve Usability Horizontal delivery, push button dosing and no protruding tip Eye Dropper Bottle administration requires head - tilting, squeezing, and reliance on gravity Eye Dropper Bottle tips can touch the eye surface Optejet® has a recessed nozzle, protected by a shutter when not in use to prevent cross - contamination Optejet® administration can be done horizontally with the push of a button

Precision Dosing to Improve Therapeutic Index

With 80% less dose volume, reduces excessive exposure to both drugs and preservatives [1,2]

Minimizes Excessive Drug Exposure to Ocular Tissues


Non-preserved eye drops and preserved Optejet® spray produced minimal cytotoxicity
RFU - Relative Fluorescence Units (10⁶)
10
8
6
4
2
0
Level of Cytotoxicity
Non-Preserved Eye Drop
Optejet® Microdose Spray with Preservative
Preserved Eye Drop

Hamrah, P. et al. In Vitro Cell Toxicity Comparing Microdose vs Drop Delivery of Latanoprost with BAK in Human Conjunctival Cells. ePoster at ESCRS-ESOINT September 16-20, 2022.

Minimizes Impact of Preservatives on Ocular Tissues


Optejet®
Netarsudil 0.02% delivered via Optejet®
Eye Drops
Netarsudil 0.02% delivered via Eye Dropper Bottle

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1 Wirta D. et al, Presentation at 2019 ASCRS meeting | 2 Ianchulev T. et al, Therapeutic Delivery 2018 | 3 Results of a human conjunctival cell line assay study with Tufts Medical Center indicate that the impact of preserved medications delivered with the Optejet is similar to non-preserved eye drops. Study with TUFTS University 2022, Data on File | 4 The impact of precision spray dosing of netarsudil 0.02% can be seen when compared to a single drop of the same drug.

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7 Optejet Digital Technology to Improve Delivery of Care The Optejet ® is capable of automatically tracking usage Remote Patient Monitoring: More Data May Benefit All Parties PATIENT • Reminders to take medicine • Ability to track compliance progress • Confidence in medication usage PHYSICIAN • Ability for quicker action • More accurate data • Allows for better patient - physician conversation • Remote Therapeutic Monitoring CPT Code may allow for billing PAYER • Less likely to have patient on second medication if compliance is the issue • Better patient outcomes if compliance can be reinforced

Product Pipeline

US Market

	Target Market Drug	Optejet Benefit	Addressable Population*	Status	Notes
Proprietary	Pupil dilation (Mydriasis)	Office Efficiency, ease of use, patient experience	108M	PDUFA May 8, 2023	MydCombi (tropicamide and phenylephrine HCl ophthalmic spray) 1%/2.5%
	Alternative to glasses for early presbyopia	Ease of use, convenience, less exposure to pilocarpine	3.5M	Pre-NDA Meeting March 28, 2023	
Partnered	Treatment of childhood progressive Myopia	Ease of use, digital monitoring technology, pediatrics self dosing	1.9M	Ongoing Ph3 Study Completion expected 2026	BAUSCH+LOMB
Potential	**Glaucoma**	Digital monitoring technology, ease of use, less drug exposure	3M	Active Discussions	
	Dry Eye	Ease of use, greater comfort	20M	Pre-IND Meeting planned 2H 2023	
	Post-Op Cataract	Ease of use, greater comfort	4M	Active Discussions	

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* Estimate [1] Out-licensed to Arctic Vision in Greater China and South Korea [2] Estimate from DelveInsight Presbyopia report; December 2020
[3] Out-licensed to Bausch+Lomb in the US and Canada, and Arctic Vision in Greater China and South Korea [4] CHAPERONE oversight and costs assumed by Bausch+Lomb

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9 MydCombi Œ for Pupil Dilation / Mydriasis • Pupil dilation (mydriasis) is part of a comprehensive eye exam and ocular surgery – Estimated 108 million dilations in US annually – Estimated $250 million US market opportunity 1 • Eyedrops are the current standard of care and ripe for innovation – Multiple eyedrops usually needed – Patient discomfort and avoidance – Time consuming administration – Hygiene risk 1. $200M annual sales of pharmaceutical mydriatic products used during 108M office - based exams ($2 * 100M) + $50M of single bott le mydriatic agents used cataract replacement surgery ($12.5 x 4M)

MydCombi™ Product Overview

- If approved, the only fixed drug combination of the two leading mydriatic medications in the US
- Administered with the push of a button, saving up to ten minutes of technician time[1]
- Touch-free, comfortable application with no anesthetic
  - Fewer than 1% of patients reported stinging discomfort[2]
- Lower drug and preservative exposure, including absorption of phenylephrine[2]
- Single spray of tropicamide/phenylephrine from Optejet® results in 3 out of 4 patients achieving necessary dilation within 15 minutes[3]

MydCombi™
(tropicamide and phenylephrine HCl ophthalmic spray) 1%/2.5%



1 Denion E. et al, A 5-Minute Interval between Two Dilating Eye Drops Increases Their Effect. Optom Vis Sci. 2017 Aug
2 Wirta, D. Presented at ASCRS Annual Meeting, 2019, San Diego CA
3 Chayet, A. et al, Evaluation of 2 mydriatic dosing regimens delivered by micro-array print technology for comparison of pupil dilation speed, ePoster ASCRS 2022

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MydCombi™

Cash-Pay Diagnostic With Unique Benefits for the Office and Patient


MydCombi
MydCombi

Market Receptivity	Strong among optometrists and ophthalmic technicians, who will be the principal users
Potential Market Size	108M[1,2,3] potential procedures includes 104M in-office @ $1.80 and 4M surgeries @ $18 (surgical centers often discard bottles after single use) equals $250M
Pricing	Premium to current standard of care, offset through improved office through-put and patient satisfaction
Reimbursement Status	Cash-pay diagnostic. Office purchases directly like other diagnostic agents. No insurance company involvement.

1. Wilson, F. A., Stimpson, J. P., & Wang, Y. (2015). Inconsistencies exist in national estimates of Eye Care Services Utilization in the United States. Journal of ophthalmology. Retrieved February 3, 2023, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4546761/ | 2. Lindstrom, R. L. (2021, February 1). Future of cataract surgery seems promising. Healio. Retrieved February 3, 2023, from https://www.healio.com/news/ophthalmology/20210126/future-of-cataract-surgery-seems-promising | 3 Charles, S. (2017). The Future of Surgical Retina in the Era of Medical Retina. Retinalphysician.com. Retrieved February 3, 2023, from https://www.retinalphysician.com/issues/2017/may-2017/the-future-of-surgical-retina-in-the-era-of-medica

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12 MicroLine for Presbyopia • Presbyopia is the age - related loss of near vision that occurs as the lens becomes inelastic (hold the menu further away) • 18 million people aged 40 – 55 in the US have presbyopia, with roughly half never having to use glasses earlier in their lives • MicroLine is a lifestyle product to avoid the appearance and inconvenience of reading glasses – Use “as needed” with rapid onset improvement of near vision – Easy to administer – Discreet – compatible with modern lifestyle

13 MicroLine Phase 3 Clinical Results • Vision - 1 1 and Vision - 2 2 clinical studies – 6.0x more patients achieved ≥ 3 - line gain on a vision chart in the active group vs. placebo 3 – Well - tolerated with fewer than 2% of patients reporting adverse events – 65% of patients reported seeing improvement in exit survey • People prefer MicroLine over eyedrops – Among 100 presbyopic patients aged 40 - 55, 80% said they would prefer MicroLine over the traditional eyedrop bottle 4 – Price sensitivity tests indicate approximately $100 for 80 doses would be well accepted 1. https://clinicaltrials.gov/ct2/show/NCT04657172 | 2. https://clinicaltrials.gov/ct2/show/NCT05114486 3. Cohort of subjects with baseline DCNVA < 0.6 logMAR | 4. Data on file

14 MicroLine The Only Presbyopia Treatment in the Optejet that May Enhance Office Economics 1. Population of 40 - 55YO in the US = 60.8MA , 35% of this population has never needed corrected visionB, assumes product will wo rk for 33% of the remaining population A. Published by Erin Duffin, & 30, S. (2022, September 30). Population of the U.S. by sex and age 2021 . Statista. Retrieved February 3, 2023, from https://www.statista.com/statistics/241488/population - of - the - us - by - sex - and - age/ | B. What is 20/20 vision? University of Iowa Hospitals & Clinics. (n.d.). Retrieved February 3, 2023, from https:// uihc.org /health - topics/what - 2020 - vision#:~:text=How%20common%20is%2020%2F20,t%20see%20very%20well%2C%20Dr. Market Receptivity High among optometrists who are intrigued by the ability to sell the device through their offices; high among patients who are attracted to the benefits of the device Potential Market Size 3.5 million people 1 @ $250 per year = $877M Pricing Approximately $100 per cartridge (similar to Vuity on a per - use basis); market research indicates patients would use 2.5 cartridges/year on average Reimbursement Status Cash - pay cosmeceutical; can be purchased with HSA/FSA funds

MicroPine for Childhood Myopic Maculopathy

- Begins in early childhood, with genetic link[1]
- Elongation of sclera/retina with morbidity and vision problems[2]
- Urgent need for FDA-approved drug therapies to slow myopia progression
- Atropine may slow myopia progression by at least 60%[3]

Progression of Myopic Maculopathy



Normal Macula



Myopic Maculopathy

Affects ~25M children in the US alone, with ~5M considered to be at high risk[4]

[1] Jones LA, Sinnott LT, Mutti DO, Mitchell GL, Moeschberger ML, Zadnik K. Parental history of myopia, sports and outdoor activities, and future myopia. Invest Ophthalmol Vis Sci. 2007 Aug;48(8):3524-32.
[2] Eye and Contact Lens. 2004; 30
[3] Chia A, Chua WH, Cheung YB, et al. Atropine for the treatment of childhood Myopia: Safety and efficacy of 0.5%, 0.1%, and 0.01% doses (Atropine for the Treatment of Myopia 2). Ophthalmology 2012;119:347-354
[4] Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2019.

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16 • Precision - dosed atropine spray developed specifically for children – Easy, daily use by children 1 – Lower drug volume exposure to enhance comfort and minimize systemic exposure – Potential for pairing with smart devices to track treatment adherence and provide family reminders • Compliance data shows promise compared with historical treatments MicroPine for Childhood Myopic Maculopathy 1 Data on file with Eyenovia. 2 Naito, 2018; Patel, 1995; Winfield, 1990. 3Matsui, 1997 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 5 10 15 20 25 Six - Month Daily Treatment Compliance 28 Children Age 6 – 13 YO 1 Average of compliance rates from published ophthalmic studies 2 Average of compliance rates from published pediatric studies 3 Subject number Correctly Administered Doses / Total Potential Doses

MicroPine

A Pediatric Therapy Designed with Children in Mind



LIFE IS

Market Receptivity	Very high to the device due to the potential benefits it may offer; well accepted by children in the CHAPERONE study
Potential Market Size	If one assumes the annual cost of these drugs is $2,400, then with 1.9 million children treated[1,2], a market size of over $4.5 billion in the US alone. **Potential royalty stream of several hundred million dollars**
Pricing	Licensed to Bausch + Lomb
Reimbursement Status	Licensed to Bausch + Lomb; we assume will be treated like other ophthalmic prescription medications

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1. Theophanous, C., Modjtahedi, B. S., Batech, M., Marlin, D. S., Luong, T. Q., & Fong, D. S. (2018, August 29). Myopia prevalence and risk factors in children. Clinical ophthalmology (Auckland, N.Z.). Retrieved February 3, 2023, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6120514/
2. Bureau, U. S. C. (2022, April 7). Children data. Census.gov. Retrieved February 3, 2023, from https://www.census.gov/topics/population/children/data.html

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18 Multiple Commercialization Partners Arctic Vision – A China - based ophthalmic biotech focusing on breakthrough therapies, with a leading portfolio covering pre - clinical stage to commercial stage products Bausch+Lomb – One of the world's largest suppliers of contact lenses, lens care products, prescription pharmaceuticals, intraocular lenses and other eye care products Ongoing discussions with multiple partners in chronic ophthalmic indications

19 Potential Long Term Income Stream Arctic Vision – MicroPine, MicroLine and MydCombi licensed for Greater China and South Korea; clinical study enrollment underway Bausch+Lomb – MicroPine licensed for the US and Canada. License agreements with a total value of over $90M in payments + royalties

20 • Eyenovia gains access to Formosa’s APNT Œ formulation technology which opens several new and large market indications for potential expansion of our own development pipeline • APNT Œ (Active Pharmaceutical Nanoparticle Technology) works to reduce particle size leading to improved dissolution, bioavailability, and lowers the risk of contamination • If successful, the companies will discuss an agreement for the co - development of a differentiated asset in a multi - billion - dollar market Formosa APNT Œ Technology Collaboration Formosa Pharma is developing a unique pipeline consisting of risk - diverse development modes, including 505(b)(2), biosimilars, and NCEs. Their proprietary APNT nanoparticle formulation platform drives their pipeline

21 Broad Intellectual Property Portfolio • Key claims covered with multiple patents – 18 US Patents Issued; 8 pending – 89 foreign issued; 33 pending – Many in effect beyond 2031 • Clinical data and regulatory approval adds another layer of IP

22 Financial Snapshot (December 2022) Nasdaq: EYEN Common Shares Outstanding 33.6M Equity Grants Outstanding Under Stock Plans 5.0M Warrants 6.1M Fully Diluted Shares 44.7M Cash $29.4M Debt $12.0M

23 Experienced Leadership Team Bren Kern Chief Operating Officer For more details, please visit our website Malini Batheja, PhD VP, Pharmaceutical R&D and CMC Regulatory Norbert Lowe VP, Commercial Greg Bennett VP Clinical Operations and Medical Affairs CRR Lauren Gidden AVP, Quality and Regulatory Affairs Michael Rowe Chief Executive Officer John Gandolfo Chief Financial Officer

24 • Optejet ® platform technology with ergonomic design facilitates ease of use and delivers precise doses – Addresses many problems of conventional eye drops – Protected with a strong intellectual property portfolio • Eyenovia owns a pipeline of products in large therapeutic categories – With multiple commercial partnerships in place and more being developed • Poised for leadership as a technology partner and therapy provider in potentially huge markets • First product FDA PDUFA date - May 8, 2023 – Will validate the underlying technology Investment Summary